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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

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                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           February 16, 1999
                                                            -----------------

                        FIRST SECURITY AUTO OWNER TRUST 1999-1
                (Exact name of registrant as specified in its charter)


 United States of America     333-70003                   87-6242432
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 (State or other              (Commission File Number)    (I.R.S. employer
 Jurisdiction of                                          Identification No.)
 Incorporation)


                              79 South Main Street
                           Salt Lake City, Utah  84111
                   (Address of principal executive offices)
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 Registrant's telephone number, including area code:  801-246-5976

                                     Page 1 of 4
                           Exhibit Index appears on Page 4

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ITEM 5.   OTHER EVENTS

          On February 16, 1999, the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $170,000,000.00 aggregate principal amount of Class A-1 ___% Asset Backed Notes, $300,800,000.00 aggregate principal amount of Class A-2 ___% Asset Backed Notes, $240,000,000.00 aggregate principal amount of Class A-3 ___% Asset Backed Notes, $252,000,000.00 aggregate principal amount of Class A-3 ___% Asset Backed Notes and $45,347,000.00 aggregate principal amount of Class B ___% Asset Backed Notes of First Security Auto Owner Trust 1999-1. The term sheet is attached hereto as Exhibit 99.

EXHIBIT 99     The following is filed as an Exhibit to this Report under Exhibit
99.

                    Term Sheet dated February 16, 1999, with respect to the proposed issuance of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes of First Security Auto Owner Trust 1999-1.


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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST SECURITY AUTO OWNER TRUST
                                       1999-1
                                       (Registrant)



Dated: February 16, 1999               By:  First Security Bank, N.A.,
                                            as administrator


                                       By:
                                             --------------------------------
                                       Name:  Brad D. Hardy
                                       Title: Executive Vice President and
                                              Chief Financial Officer


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                                  INDEX TO EXHIBITS


                                                                   Sequentially
Exhibit Number                    Exhibit                          Numbered Page
---------------    ----------------------------------------       -------------
99                 Term Sheet dated as of February 16, 1999            5